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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 3, 2002




                       KULICKE AND SOFFA INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           PENNSYLVANIA                000-00121                23-1498399
   (State or Other Jurisdiction       (Commission            (I.R.S. Employer
        of Incorporation)             File Number)          Identification No.)


       2101 Blair Mill Road, Willow Grove,                        PA 19090
   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (215) 784-6000



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ITEM 5. OTHER EVENTS

The registrant announced on September 3, 2002, that due to the continued weakness in the semiconductor industry, it is eliminating the position of President. Effective as of September 3, 2002, Alexander A. Oscilowski, who currently serves in that role, will leave the registrant, and C. Scott Kulicke will assume the responsibilities of president in addition to his role as chairman and chief executive officer. The registrant's press release announcing these events is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit No.                                     Description

   99.1                                   Press Release dated September 3, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KULICKE AND SOFFA INDUSTRIES, INC.

Date: September 4, 2002                    By:  /s/ Clifford G. Sprague
                                                --------------------------------
                                                Clifford G. Sprague
                                                Senior Vice President and Chief
                                                Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                                          Description

  99.1                                    Press Release dated September 3, 2002


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